SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: December 27, 2004
                        (Date of earliest event reported)

                             NESCO INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



     Nevada                    000-28307                13-3709558
     ------                    ---------                ----------
     (State or other           (Commission              IRS Employer
     jurisdiction of           File Number)             Identification
     incorporation)                                     Number)


     305 Madison Avenue, New York, NY                   10165
     --------------------------------                   -----
     (Address of principal executive office)           (Zip code)

     Registrant's telephone number including area code (212) 986 0886

                _________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

Item 1.01 Entry into a Material Definitive Agreement

     On December 27, 2004, the Registrant entered into a definitive material agreement with Vyteris, Inc., a Delaware corporation with its principal place of business at 13-01 Pollitt Drive, Fair Lawn, NJ 07410 (Vyteris).

     The agreement, which is for an initial term of 5 years and provides for automatic 1 year renewals unless otherwise terminated by the parties, provides for Registrant to provide a significant portion of its current output of hydrogel sheets to Vyteris on a scheduled basis.

     There is no material relationship between the Registrant or it affiliates and Vyteris other than in respect to the agreement.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf aby the undersigned hereunto duly authorized.

                                 Nesco Industries, Inc.
Date: December 29, 2004
                                 By: /s/ Matthew L. Harriton
                                     -----------------------

                                 Matthew L. Harriton
                                 Chief Executive Officer